SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 1, 2012, by and among Senesco Technologies, Inc., a Delaware corporation (the “Company”), and [ ], an individual residing at [ ] (the “Purchaser”).

WITNESSETH :

WHEREAS, the Company and the Purchaser desire to enter into a transaction to purchase the Shares (as defined below) set forth herein pursuant to a currently effective shelf registration statement on Form S-3, pursuant to which the Company may offer up to $19,998,310 of its securities, including the Company’s common stock, $0.01 par value per share (the “Common Stock”), registered thereunder (Registration Number 333-170140) as of February 28, 2012 (the “Registration Statement”), which Registration Statement has been declared effective in accordance with the Securities Act of 1933, as amended (the “1933 Act”), by the United States Securities and Exchange Commission (the “SEC”); and

WHEREAS, except as otherwise set forth herein, the Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) the aggregate number of shares of Common Stock set forth on the Purchaser’s signature page hereto (the “Shares”) at a price per share of $0.26 and (ii) a five year warrant to initially acquire up to that number of additional shares of Common Stock set forth on the Purchaser’s signature page hereto with an initial exercise price of $0.286 per share, in the form attached hereto as Exhibit A (the “Warrants”) (as exercised, collectively, the “Warrant Shares”). The Shares, Warrants and Warrant Shares shall be referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF THE SECURITIES

1.1              Purchase and Sale.  Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company on the Closing Date (as defined below), the Securities set forth on the Purchaser’s signature page hereto.

1.2              Closing. The closing (the “Closing”) of the purchase of the Shares and the Warrants by the Purchaser shall occur at the offices of Morgan, Lewis & Bockius LLP, 502 Carnegie Center, Princeton, NJ 08540. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York time, on the third (3rd) trading day after the date hereof (or such earlier date as is mutually agreed to by the Company and the Purchaser). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

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1.3              Purchase Price.  The aggregate purchase price for the Shares and the Warrants to be purchased by the Purchaser (the “Purchase Price”) shall be the amount set forth on the Purchaser’s signature page hereto.

1.4              Form of Payment; Deliveries. On the Closing Date, (i) the Purchaser shall pay the Purchase Price to the Company for the Shares and the Warrants to be issued and sold to the Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall (A) cause American Stock Transfer & Trust Company, LLC (together with any subsequent transfer agent, the “Transfer Agent”), upon the election of the Purchaser as set forth on the Purchaser’s signature page hereto, either, (1) physically deliver a stock certificate, or (2) credit through the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program to such Purchaser’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, in each case, the aggregate number of Shares that the Purchaser is purchasing as is set forth on the Purchaser’s signature page hereto, (B) deliver to the Purchaser a Warrant pursuant to which the Purchaser shall have the right to initially acquire up to such number of Warrant Shares as is set forth on the Purchaser’s signature page hereto duly executed on behalf of the Company and registered in the name of the Purchaser or its designee and (C) deliver to the Purchaser the other documents, instruments and certificates set forth in ARTICLE 7.

ARTICLE 2

REPRESENTATIONS and WARRANTIES OF THE COMPANY

Except as set disclosed in the Registration Statement, all filings with the SEC incorporated by reference into the Registration Statement, the Prospectus, the Prospectus supplement, and any “issuer free writing prospectus”, as defined in Rule 433 under the 1933 Act, relating to the Securities in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the 1933 Act (collectively, the “Disclosure Package”), the Company represents and warrants to the Purchaser, as of the date hereof, that:

2.1              Organization; Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged.

2.2              Authority.  The Company has the full corporate power, authority and legal right to execute and deliver this Agreement and to perform all of its obligations and covenants hereunder.  Other than the filing with the SEC of the prospectus supplement required by the Registration Statement pursuant to Rule 424(b) under the 1933 Act (the “Prospectus Supplement”) supplementing the base prospectus forming part of the Registration Statement (the “Prospectus”) and any other filings as may be required by any state securities agencies, no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governing body. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations and covenants hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action.  This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors’ rights in general or by general principles of equity.

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2.3              No Legal Bar; Conflicts.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation, as amended, or By-Laws of the Company or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Company is a party or by which the Company or any of its assets is bound.

2.4              Non-Assessable Shares; Registration Statement.  The Securities being issued hereunder have been duly authorized and, the Shares, when issued to the Purchaser for the consideration herein provided, and the Warrant Shares upon exercise of the Warrants, will be validly issued, fully paid and non-assessable. The issuance by the Company of the Securities has been registered under the 1933 Act, the Securities are being issued pursuant to the Registration Statement and all of the Securities are freely transferable and freely tradable by the Purchaser without restriction. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The “Plan of Distribution” section under the Registration Statement permits the issuance and sale of the Securities hereunder. Upon receipt of the Securities, the Purchaser will have good and marketable title to the Securities. The Registration Statement and any prospectus included therein, including the Prospectus and the Prospectus Supplement, complied in all material respects with the requirements of the 1933 Act and the Securities Act of 1934, as amended (the “1934 Act”) and the rules and regulations of the SEC promulgated thereunder and all other applicable laws and regulations. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at each deemed effective date thereof pursuant to Rule 430B(f)(2) of the 1933 Act, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments or supplements thereto (including, without limitation the Prospectus Supplement), at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, complied, and will comply, in all material respects with the requirements of the 1933 Act and did not, and will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Registration Statement is available under the 1933 Act to be used by the Company for the offering and sale of the Securities contemplated by this Agreement, and the SEC has not notified the Company of any objection to the use of the form of the Registration Statement pursuant to Rule 401(g)(1) under the 1933 Act. The filing of the Company’s Annual Report on Form 10-K/A for the year ended June 30, 2011 qualifies under the 1933 Act as a Section 10(a)(3) update to the Registration Statement. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act. At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) relating to any of the Securities, the Company was not and is not an “Ineligible Issuer” (as defined in Rule 405 under the 1933 Act). The Company (i) has not distributed any offering material in connection with the offer or sale of any of the Securities and (ii) until the Purchaser does not hold any of the Securities, shall not distribute any offering material in connection with the offer or sale of any of the Securities to, or by, the Purchaser (if required), in each case, other than the Registration Statement, the Prospectus or the Prospectus Supplement.

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2.5              SEC Documents; Financial Statements.  During the two years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the Closing Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has made available to the Purchaser or its representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information provided to the Purchaser by the Company in anticipation of this transaction, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

2.6              Absence of Certain Changes.  Except as set forth in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its subsidiaries.  Except as set forth in the SEC Documents, since the date of the Company’s most recent audited financial statements contained in a Form 10-K, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $500,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $500,000.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

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2.7              No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

2.8              Foreign Corrupt Practices.  Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.9              Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a material adverse effect.

ARTICLE 3

REPRESENTATIONS and WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company, as of the date hereof, that:

3.1              Organization (if applicable).  The Purchaser is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

3.2              Authorization.  The Purchaser has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser.  This Agreement has been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors’ rights in general or by general principles of equity.

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3.3              No Legal Bar; Conflicts.  Neither the execution and delivery of this Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser is bound.

3.4              No Litigation.  No action, suit or proceeding against the Purchaser relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Purchaser seeking to delay or enjoin any such transactions is pending or, to the Purchaser’s knowledge, threatened.

ARTICLE 4

covenants

4.1              Maintenance of Registration Statement. For so long as any of the Warrants remain outstanding, the Company shall use its best efforts to maintain the effectiveness of the Registration Statement for the issuance thereunder of the Warrant Shares, provided that, if at any time while the Warrants are outstanding the Company shall be ineligible to utilize Form S-3 (or any successor form) for the purpose of issuance of the Warrant Shares, the Company shall promptly amend the Registration Statement on such other form as may be necessary to maintain the effectiveness of the Registration Statement for this purpose. If at any time following the date hereof the Registration Statement is not effective or is not otherwise available for the issuance of the Securities or any prospectus contained therein is not available for use, the Company shall immediately notify the holders of the Securities in writing that the Registration Statement is not then effective or a prospectus contained therein is not available for use and thereafter shall promptly notify such holders when the Registration Statement is effective again and available for the issuance of the Securities or such prospectus is again available for use.

4.2              Prospectus Supplement and Blue Sky. Immediately prior to execution of this Agreement, the Company shall have delivered, and as soon as practicable after execution of this Agreement the Company shall file, the Prospectus Supplement with respect to the Securities as required under, and in conformity with, the 1933 Act, including Rule 424(b) thereunder. If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for sale to the Purchaser at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Purchaser.

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4.3              Reporting Status. During the period from the date hereof until the date on which no Warrants are outstanding (such period, the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

4.4              Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for working capital, the expansion of its business through internal growth or acquisitions and general corporate purposes.

4.5              Financial Information. The Company agrees to send the following to the Purchaser during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

4.6              Listing. The Company shall promptly (but in no event later than the Closing Date) secure the listing or designation for quotation (as the case may be) of all of the Shares and Warrant Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall maintain such listing or designation for quotation (as the case may be) of all the shares of Common Stock from time to time issuable under the terms of this Agreement on such national securities exchange or automated quotation system. The Company shall maintain the Common Stock’s listing or designation for quotation (as the case may be) on the The New York Stock Exchange, the NYSE Amex LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the OTC Bulletin Board (each, an “Eligible Market”). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market. Notwithstanding the foregoing, the Company hereby advises the Purchaser that the Company has received notification that it does not currently meet all of the NYSE Amex LLC’s continued listing standards as set forth in Part 10 of the NYSE Amex LLC Company Guide, and the Company has submitted a plan to regain compliance with the NYSE Amex LLC’s continued listing standards, which was accepted by the NYSE Amex LLC. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.6.

4.7              Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by the Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder (except to the extent otherwise required under applicable law), and if the Purchaser effects a pledge of Securities, it shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by the Purchaser.

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4.8              Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m. (but in no event prior to 9:15 a.m.), New York time, on the trading day immediately following the date of this Agreement, (i) issue a press release (the “Press Release”) disclosing all the material terms of the transactions contemplated by this Agreement and (ii) file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching this Agreement and the form of Warrants (including all attachments, the “8-K Filing”). From and after the issuance of the Press Release, the Company shall have disclosed all material, non-public information (if any) delivered to the Purchaser by the Company, or any of its officers, directors, employees or agents in connection with the transactions contemplated herein. The Company shall not, and the Company shall cause each of its officers, directors, employees and agents, not to, provide the Purchaser with any material, non-public information regarding the Company from and after the issuance of the Press Release without the express prior written consent of the Purchaser. In the event of a breach of any of the foregoing covenants or any of the covenants contained in this Section 4.8 by the Company or any of its officers, directors, employees and agents (as determined in the reasonable good faith judgment of the Purchaser), in addition to any other remedy provided herein, the Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company or any of its officers, directors, employees or agents. The Purchaser shall not have any liability to the Company or any of its officers, directors, employees, stockholders or agents, for any such disclosure. Subject to the foregoing, neither the Company nor the Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Purchaser, other than with respect to the attachment of this Agreement to the 8-K Filing, the Company shall not disclose the name of the Purchaser in any filing, announcement, release or otherwise.

4.9              Reservation of Shares. So long as any Warrants remain outstanding, the Company shall use its reasonable best efforts to at all times have authorized, and reserved for the purpose of issuance, no less than the maximum number of shares of Common Stock issuable upon exercise of all the Warrants as of the date hereof (without regard to any limitations on the exercise of the Warrants set forth therein), less the number of Warrant Shares represented by any such Warrants that have been exercised.

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4.10          Conduct of Business. The business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a material adverse effect.

4.11          Closing Documents. On or prior to fourteen (14) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to the Purchaser executed copies of this Agreement, the Warrants (if applicable), Securities and other document required to be delivered to any party pursuant to ARTICLE 7 hereof.

ARTICLE 5

register; transfer agent instructionsl legend

5.1              Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Shares and the Warrants in which the Company shall record the name and address of the person in whose name the Shares and the Warrants have been issued (including the name and address of each transferee), the number of Shares held by such person and the number of Warrant Shares issuable upon exercise of the Warrants held by such person. The Company shall keep the register open and available at all times during business hours for inspection by the Purchaser or its legal representatives.

5.2              Transfer Agent Instructions. The Company shall issue irrevocable instructions to the Transfer Agent in the form previously provided to the Company (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of the Purchaser or its nominee(s), for the Shares and the Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon delivery of the Shares or the exercise of the Warrants (as the case may be). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5.2 will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company. If the Purchaser effects a sale, assignment or transfer of the Securities, the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Purchaser to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.2 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5.2, that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

5.3              Legends. Certificates and any other instruments evidencing the Securities shall not bear any restrictive or other legend.

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ARTICLE 6

conditions to the company’s obligation to sell

6.1              The obligation of the Company hereunder to issue and sell the Shares and the related Warrants to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchaser with prior written notice thereof:

(a) The Purchaser shall have executed this Agreement and delivered the same to the Company.

(b) The Purchaser shall have delivered to the Company the Purchase Price for the Shares and the related Warrants being purchased by the Purchaser at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(c) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

ARTICLE 7

conditions to THE purchaser’s obligation to purchase

7.1              The obligation of the Purchaser hereunder to purchase the Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have (i) executed and delivered to the Purchaser this Agreement, (ii) delivered the Shares being purchased by the Purchaser at the Closing pursuant to this Agreement and (iii) executed and delivered the related Warrants (in such amounts as the Purchaser shall request) being purchased by the Purchaser at the Closing pursuant to this Agreement.

(b) The Company shall have delivered to the Purchaser a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit B attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

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(c) The Common Stock (i) shall be listed on an Eligible Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or stock exchange or government body from trading on an Eligible Market.

(d) From the date hereof to the Closing Date, (i) trading in the Common Stock shall not have been suspended by the SEC or the NYSE Amex LLC (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, (ii) at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the NYSE Amex LLC, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing

(e) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(f) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Shares, the Warrants and the Warrant Shares.

(g) The Registration Statement shall be effective and available for the issuance and sale of the Shares hereunder and the Company shall have delivered to the Purchaser the Prospectus and the Prospectus Supplement as required thereunder.

ARTICLE 8

miscellaneous

8.1              Entire Agreement; Amendment.  This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

8.2              Invalidity, Etc.  If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

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8.3              Headings.  The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

8.4              Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.5              Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Senesco Technologies, Inc.

721 Route 202/206, Suite 130
Bridgewater, NJ 08807

Facsimile: 908-864-4444
Attention: Joel Brooks

With a copy (for informational purposes only) to:

Morgan Lewis & Bockius, LLP

502 Carnegie Center

Princeton, New Jersey 08540

Facsimile: (609) 919-6701
Attention: Emilio Ragosa, Esq.

If to the Transfer Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Facsimile: 718-765-8712

Attention: Craig Leibell

If to the Purchaser, to its address and facsimile number set forth on the Purchaser’s signature page hereto,

or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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8.6              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of holders of Warrants exercisable into two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding (without regard for any limitations on exercise set forth therein and excluding any Warrants held by the Company). The Purchaser may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be the Purchaser hereunder with respect to such assigned rights.

8.7              Survival. The representations, warranties, agreements and covenants shall survive the Closing.

8.8              Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.9              Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law, and the parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in the State of New Jersey.

8.10          Counterparts.  This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

senesco technologies, inc.

By:
Name: Leslie J. Browne, Ph.D. Title: President and CEO

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ____________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice) or DWAC Instructions:

Purchase Price:____________

Shares of Common Stock:____________

Warrant Shares:________________

EIN Number:

Exhibit A

Form of Warrant

Exhibit B

Irrevocable Transfer Agent Instruction